Page 29 of 31 Pages


                                                           EXHIBIT 1


                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Amendment No. 8 to the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of Class A Shares, par value $1.00 per share, and Starwood Financial Trust, is being, and any and all further amendments to the Schedule 13D may be, filed on behalf of each of the undersigned.

         This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: October 13, 1998
                                       STARWOOD MEZZANINE INVESTORS, L.P.
                                       By:      Starwood Capital Group I, L.P.
                                       Its:     General Partner
                                       By:      BSS Capital Partners, L.P.
                                       Its:     General Partner
                                       By:      Sternlicht Holdings II, Inc.
                                       Its:     General Partner
                                       By:      /S/ JEROME C. SILVEY
                                                --------------------
                                       Name:    Jerome C. Silvey
                                       Its:     Senior Vice President and
                                                Chief Financial Officer

                                       STARWOOD MEZZANINE HOLDINGS, L.P.
                                       By:      Starwood Capital Group I, L.P.
                                       Its:     General Partner
                                       By:      BSS Capital Partners, L.P.
                                       Its:     General Partner
                                       By:      Sternlicht Holdings II, Inc.
                                       Its:     General Partner
                                       By:      /S/ JEROME C. SILVEY
                                                --------------------
                                       Name:    Jerome C. Silvey
                                       Its:     Senior Vice President and
                                                Chief Financial Officer


                                       STARWOOD CAPITAL GROUP I, L.P.
                                       By:      BSS Capital Partners, L.P.
                                       Its:     General Partner
                                       By:      Sternlicht Holdings II, Inc.
                                       Its:      General Partner
                                       By:      /S/ JEROME C. SILVEY
                                                --------------------
                                       Name:    Jerome C. Silvey
                                       Its:     Senior Vice President and
                                                Chief Financial Officer





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                                                            Page 30 of 31 Pages


                                       BSS CAPITAL PARTNERS, L.P.
                                       By:    Sternlicht Holdings II, Inc.
                                       Its:    General Partner
                                       By:    /S/ JEROME C. SILVEY
                                              --------------------
                                       Name:  Jerome C. Silvey
                                       Its:   Senior Vice President and
                                              Chief Financial Officer

                                       STERNLICHT HOLDINGS II, INC.
                                       By:    /S/ JEROME C. SILVEY
                                              --------------------
                                       Name:  Jerome C. Silvey
                                       Its:   Senior Vice President and
                                              Chief Financial Officer

                                       SOFI-IV SMT HOLDINGS, L.L.C.
                                       By:    Starwood Opportunity Fund IV, L.P.
                                       Its:   Sole Member and Manager
                                       By:    SOFI IV Management, L.L.C.
                                       Its:   General Partner
                                       By:    Starwood Capital Group, L.L.C.
                                       Its:   General Manager
                                       By:    /S/ JEROME C. SILVEY
                                              --------------------
                                       Name:  Jerome C. Silvey
                                       Its:   Senior Vice President and
                                              Chief Financial Officer

                                       STARWOOD OPPORTUNITY FUND IV, L.P.
                                       By:    SOFI IV Management, L.L.C.
                                       Its:   General Partner
                                       By:    Starwood Capital Group, L.L.C.
                                       Its:   General Manager
                                       By:    /S/ JEROME C. SILVEY
                                              --------------------
                                       Name:  Jerome C. Silvey
                                       Its:   Senior Vice President and
                                              Chief Financial Officer





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                                                            Page 31 of 31 Pages


                                       SOFI IV MANAGEMENT, L.L.C.
                                       By:      Starwood Capital Group, L.L.C.
                                       Its:     General Manager
                                       By:      /S/ JEROME C. SILVEY
                                                --------------------
                                       Name:    Jerome C. Silvey
                                       Its:     Senior Vice President and
                                                Chief Financial Officer

                                       STARWOOD CAPITAL GROUP, L.L.C.
                                       By:      /S/ JEROME C. SILVEY
                                                --------------------
                                       Name:    Jerome C. Silvey
                                       Its:     Senior Vice President and
                                                Chief Financial Officer


                                       /S/ BARRY S. STERNLICHT
                                       -----------------------
                                       Barry S. Sternlicht